UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Dana Incorporated (“Dana”) Annual Meeting of Shareholders held on April 24, 2024 (the “Annual Meeting”), shareholders considered four proposals that are described in more detail in Dana’s Definitive Proxy Statement dated March 14, 2024 for the Annual Meeting of Shareholders. The holders of record of 133,407,677 shares, or 92.03% of Dana’s 144,950,301 outstanding shares of common stock, were represented in person or by proxy, constituting a quorum and more than a majority of the shares entitled to vote.

The vote results detailed below represent final results as certified by the Inspector of Election:

PROPOSAL I - Election of nine directors for a one-year term expiring in 2025 or upon the election and qualification of their successors:

	FOR	WITHHOLD	BROKER NON-VOTE
Ernesto M. Hernàndez	115,381,217	13,458,049	4,568,411
Gary Hu	109,048,442	19,790,824	4,568,411
James K. Kamsickas	120,509,830	8,329,436	4,568,411
Bridget E. Karlin	124,601,815	4,237,451	4,568,411
Michael J. Mack, Jr.	124,970,249	3,869,017	4,568,411
R. Bruce McDonald	96,185,259	32,654,007	4,568,411
Steven D. Miller	118,922,453	9,916,813	4,568,411
Diarmuid B. O’Connell	125,856,513	2,982,753	4,568,411
Keith E. Wandell	114,792,190	14,047,076	4,568,411

PROPOSAL II - Approval of a non-binding advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
115,907,863	12,728,103	203,300	4,568,411

PROPOSAL III - Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2024:

FOR	AGAINST	ABSTAIN
129,878,531	3,416,765	112,381

PROPOSAL IV – Approval of an amendment to the Dana Incorporated 2021 Omnibus Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
121,474,635	7,222,221	142,410	4,568,411

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: April 26, 2024	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel and Secretary

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